Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended December 31, 2011

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations Analysis	5
Consolidated Statements of Cash Flows	7
Selected Balance Sheet Account Detail	9
Schedule of Capitalization, Dividends and Liquidity	10
Selected Investment Data	11
Schedule of Securities Carried at Fair Value	14
Schedule of Loan Assets	15
Net Operating Income from Consolidated Properties	17
Schedule of Interest and Dividends	18
Consolidated Properties – Selected Property Data	19
Equity Investments – Selected Property Data	21
Preferred Equity Investments – Selected Property Data	24
Consolidated Properties – Operating Summary	25
Equity Investments – Operating Summary	26
Consolidated Debt Summary	27
Equity Investments Debt Summary	28
Lease Expiration Summary	30
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	31
Supplemental Definitions	32
Investor Information	33

Forward-Looking Statements -This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
ASSETS
Investments in real estate, at cost
Land	$36,495	$36,495	$36,495	$36,495	$37,142
Buildings and improvements	327,337	273,118	273,964	273,071	271,357
	363,832	309,613	310,459	309,566	308,499
Less: accumulated depreciation	(44,556)	(42,262)	(40,168)	(38,084)	(36,232)
Investments in real estate, net	319,276	267,351	270,291	271,482	272,267

Cash and cash equivalents	40,952	66,777	51,344	21,240	45,257
Restricted cash held in escrows	3,914	4,916	9,152	30,648	8,593
Loans receivable, net	114,333	115,889	153,437	105,390	110,395
Accounts receivable, net of allowances of $639, $594, $453, $378 and $262, respectively	16,140	12,380	14,110	12,534	12,402
Securities carried at fair value	28,856	6,652	7,613	14,695	33,032
Loan securities carried at fair value	5,309	5,343	5,418	14,132	11,981
Preferred equity investments	5,520	13,402	10,155	4,034	4,010
Equity investments	162,142	106,156	95,169	106,606	81,937
Other receivables, net	-	-	-	8,459	-
Lease intangibles, net	37,305	25,394	24,681	25,651	26,821
Deferred financing costs, net	1,180	1,184	1,346	1,479	1,158
Assets held for sale	6	1,491	3,702	3,710	2,275
TOTAL ASSETS	$734,933	$626,935	$646,418	$620,060	$610,128

LIABILITIES
Mortgage loans payable	$230,940	$185,622	$210,751	$212,155	$230,443
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at Sept 30, June 30, March 31, 2011, and Dec 31, 2010	-	21,300	21,300	21,300	21,300
Non-recourse secured financings	29,150	15,150	15,150	15,150	-
Revolving line of credit	40,000	-	-	33,875	25,450
Accounts payable and accrued liabilities	17,174	12,287	12,322	11,982	12,557
Dividends payable	5,369	5,395	5,385	4,441	4,431
Deferred income	502	1,550	1,016	1,206	150
Below market lease intangibles, net	2,962	2,137	2,312	2,503	2,696
Liabilities of held for sale assets	-	597	620	537	33
TOTAL LIABILITIES	326,097	244,038	268,856	303,149	297,060

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 144,000 shares authorized and outstanding at September 30, 2011, June 30, 2011, March 31, 2011, and December 31, 2010	-	3,221	3,221	3,221	3,221
Total non-controlling redeemable preferred interest	-	3,221	3,221	3,221	3,221

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares
$25 per share liquidation preference, 1,840,000 shares authorized and 1,600,000 shares outstanding at Dec 31, 2011 Common Shares, $1 par, unlimited shares authorized;	40,000	-	-	-	-
33,041,034, 32,958,778, 32,897,554, 27,088,347, and 27,030,186 issued and outstanding at Dec 31, Sept 30, June 30, March 31, 2011, and Dec 31, 2010, respectively	33,041	32,959	32,898	27,088	27,030
Additional paid-in capital	626,099	627,107	626,472	570,208	569,586
Accumulated distributions in excess of net income	(311,246)	(295,290)	(299,721)	(298,045)	(300,782)
Accumulated other comprehensive loss	(92)	-	-	-	(63)
Total Winthrop Realty Trust Shareholders’ Equity	387,802	364,776	359,649	299,251	295,771
Non-controlling interests	21,034	14,900	14,692	14,439	14,076
Total Equity	408,836	379,676	374,341	313,690	309,847
TOTAL LIABILITIES AND EQUITY	$734,933	$626,935	$646,418	$620,060	$610,128

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Years Ended December 31,
	2011	2010	2009
Revenue
Rents and reimbursements	$44,636	$38,059	$39,803
Interest, dividends and discount accretion	25,458	17,128	7,336
	70,094	55,187	47,139
Expenses
Property operating	15,321	8,665	7,041
Real estate taxes	4,546	2,532	2,542
Depreciation and amortization	13,539	9,956	10,529
Interest	16,021	15,375	16,664
Impairment loss on investment in real estate	7,600	-	10,000
Provision for loss on loans receivable	-	-	2,152
General and administrative	11,767	8,826	7,303
State and local taxes	379	134	157
	69,173	45,488	56,388
Other income (loss)
Earnings (loss) from preferred equity investments	338	338	(2,108)
Equity in loss of equity investments, inclusive of impariments of $21,058, $0, and $36,358	(12,919)	(2,007)	(103,092)
Gain on sale of equity investments	207	-	-
Realized gain on sale of securities carried at fair value	123	558	5,416
Unrealized gain on securities carried at fair value	2,788	5,060	17,862
Impairment loss on real estate loan available for sale	-	-	(203)
Gain (loss) on extinguishment of debt, net	9,258	-	6,846
Realized gain on loan securities carried at fair value	-	469	-
Unrealized gain on loan securities carried at fair value	2,738	5,011	-
Settlement income	5,868	-	-
Gain on consolidation of property	818	-	-
Interest and other income	1,179	139	172
	10,398	9,568	(75,107)

Income (loss) from continuing operations	11,319	19,267	(84,356)

Discontinued operations
Income (loss) from discontinued operations	428	(1,902)	1,026

Consolidated net income (loss)	11,747	17,365	(83,330)
Income attributable to non-controlling interest	(814)	(888)	(1,017)
Net income (loss) attributable to Winthrop Realty Trust	10,933	16,477	(84,347)
Income attributable to non-controlling redeemable
preferred interest	(585)	(288)	(147)
Income attributable to Series D Preferred Shares	(339)	-	-
Net income (loss) attributable to Common Shares	$10,009	$16,189	$(84,494)

Comprehensive income (loss)
Consolidated net income (loss)	$11,747	$17,365	$(83,330)
Change in unrealized gain on available for sale securities	-	2	19
Change in unrealized gain (loss) on interest rate derivative	(29)	22	543
Change in unrealized gain (loss) from equity investments	-	-	26,174
Comprehensive income (loss)	$11,718	$17,389	$(56,594)

Per Common Share data - Basic
Income (loss) from continuing operations	$0.31	$0.80	$(5.25)
Income (loss) from discontinued operations	0.01	(0.08)	0.06
Net income (loss) attributable to Winthrop Realty Trust	$0.32	$0.72	$(5.19)

Per Common Share data - Diluted
Income (loss) from continuing operations	$0.31	$0.80	$(5.25)
Income (loss) from discontinued operations	0.01	(0.08)	0.06
Net income (loss) attributable to Winthrop Realty Trust	$0.32	$0.72	$(5.19)

Basic Weighted-Average Common Shares	31,428	22,566	16,277
Diluted Weighted-Average Common Shares	31,428	22,568	16,277

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONSAND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31	December 31,
	2011	2011	2011	2011	2010
Revenue
Rents and reimbursements	$11,575	$10,841	$11,234	$10,986	$10,077
Interest, dividends and discount accretion	5,189	5,503	5,094	9,672	5,381
	16,764	16,344	16,328	20,658	15,458
Expenses
Property operating	3,754	3,535	3,987	4,045	3,089
Real estate taxes	1,096	1,108	1,087	1,255	530
Depreciation and amortization	3,561	3,185	3,312	3,481	2,916
Interest	3,898	3,547	3,963	4,613	4,249
Impairment loss on investment in real estate	4,600	3,000	-	-	-
General and administrative	3,592	2,893	2,758	2,524	2,711
State and local taxes	291	11	48	29	27
	20,792	17,279	15,155	15,947	13,522
Other income (loss)
Earnings (loss) from preferred equity investments	(160)	257	158	83	85
Equity in income (loss) of equity investments	(17,259)	2,820	2,875	(1,355)	(679)
Gain on sale of equity investments	-	207	-	-	(30)
Realized gain (loss) on sale of securities carried at fair value	(8)	-	7	124	780
Unrealized gain (loss) on securities carried at fair value	3,586	(961)	(723)	886	-
Gain (loss) on extinguishment of debt, net	744	8,514	-	-	469
Unrealized gain (loss) on loan securities carried at fair value	(34)	(75)	34	2,813	1,418
Settlement income	5,868	-	-	-	-
Gain on consolidation of property	818	-	-	-	-
Interest and other income	171	472	443	93	45
	(6,274)	11,234	2,794	2,644	2,088

Income (loss) from continuing operations	(10,302)	10,299	3,967	7,355	4,024

Discontinued operations
Income (loss) from discontinued operations	426	(135)	90	47	157

Consolidated net income (loss)	(9,876)	10,164	4,057	7,402	4,181
(Income) loss attributable to non-controlling interest	37	(318)	(329)	(204)	(293)
Net income attributable to Winthrop Realty Trust	(9,839)	9,846	3,728	7,198	3,888
Income attributable to non-controlling redeemable preferred interest	(409)	(59)	(58)	(59)	(58)
Income attributable to Series D preferred shares	(339)	-	-	-	-
Net income (loss) attributable to Common Shares	$(10,587)	$9,787	$3,670	$7,139	$3,830

Comprehensive income (loss)
Consolidated net income (loss)	$(9,876)	$10,164	$4,057	$7,402	$4,181
Change in unrealized gain (loss) on interest rate derivative	(92)	-	-	63	30
Comprehensive income	$(9,968)	$10,164	$4,057	$7,465	$4,211

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONSAND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31	December 31,
	2011	2011	2011	2011	2010
Per Common Share data - Basic
Income from continuing operations	$(0.33)	$0.30	$0.11	$0.26	$0.13
Loss from discontinued operations	0.01	-	-	-	0.01
Net income attributable to Winthrop Realty Trust	$(0.32)	$0.30	$0.11	$0.26	$0.14

Per Common Share data - Diluted
Income from continuing operations	$(0.33)	$0.30	$0.11	$0.26	$0.13
Loss from discontinued operations	0.01	-	-	-	0.01
Net income attributable to Winthrop Realty Trust	$(0.32)	$0.30	$0.11	$0.26	$0.14

Basic Weighted-Average Common Shares	33,027	32,949	32,574	27,079	27,023
Diluted Weighted-Average Common Shares	33,027	32,949	32,574	27,081	27,026

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the three months and year ended December 31, 2011 and 2010:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
Basic
Net income (loss) attributable to Winthrop Realty Trust	$(9,839)	$3,888	$10,933	$16,477
Real estate depreciation	2,348	1,816	8,646	6,399
Amortization of capitalized leasing costs	1,213	1,121	4,895	3,712
Gain on sale of real estate	(450)	-	(392)	-
Gain on sale of equity investments	-	-	(207)	-
Gain on property consolidation	(818)	-	(818)	-
Real estate depreciation and amortization
of unconsolidated interests	3,831	2,313	11,466	8,959
Impairment loss on investments in real estate	4,600	-	7,600	2,720
Impairment loss on equity investments	17,258	-	21,058	-
Less: Non-controlling interest share
of depreciation and amortization	(1,113)	(801)	(3,483)	(3,172)
Funds from operations	17,030	8,337	59,698	35,095
Preferred dividend of Series C Preferred Shares	(409)	(58)	(585)	(288)
Preferred dividend of Series D Preferred Shares	(339)	-	(339)	-
Allocation of earnings to Series B-1 Preferred Shares	(61)	-	(325)	(63)
Allocation of earnings to Series C Preferred Shares	(35)	(20)	(213)	(241)
FFO applicable to Common Shares - Basic	$16,186	$8,259	$58,236	$34,503
Weighted-average Common Shares	33,027	27,023	31,428	22,566
FFO Per Common Share - Basic	$0.49	$0.31	$1.85	$1.53

Diluted
Funds from operations	$17,030	$8,337	$59,698	$35,095
Preferred dividend of Series C Preferred Shares	(409)	-	(585)	-
Preferred dividend of Series D Preferred Shares	(339)	-	(339)	-
Allocation of earnings to Series B-1 Preferred Shares	(61)	-	(325)	(63)
Allocation of earnings to Series C Preferred Shares	(35)	-	(213)	-
FFO applicable to Common Shares	$16,186	$8,337	$58,236	$35,032

Weighted-average Common Shares	33,027	27,023	31,428	22,566
Stock options	-	3	-	2
Convertible Series C Preferred Shares	-	257	-	388
Diluted weighted-average Common Shares	33,027	27,283	31,428	22,956
FFO Per Common Share - Diluted	$0.49	$0.31	$1.85	$1.53

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the each of the last five quarterly periods:

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2011	2011	2011	2011	2010
Basic
Net income (loss) attributable to Winthrop Realty Trust	$(9,839)	$9,846	$3,728	$7,198	$3,888
Real estate depreciation	2,348	2,094	2,086	2,118	1,816
Amortization of capitalized leasing costs	1,213	1,092	1,226	1,365	1,121
(Gain) loss on sale of real estate	(450)	58	-	-	-
Gain on sale of equity investments	-	(207)	-	-	-
Gain on sale of property consolidation	(818)	-	-	-	-
Real estate depreciation and amortization of unconsolidated interests	3,831	2,996	2,376	2,263	2,313
Impairment loss on investments in real estate	4,600	3,000	3,800	-	-
Impairment loss on equity investments	17,258	-	-	-	-
Less: Non-controlling interest share
of depreciation and amortization	(1,113)	(790)	(789)	(792)	(801)
Funds from operations	17,030	18,089	12,427	12,152	8,337
Preferred dividend of Series C Preferred Shares	(409)	(59)	(58)	(59)	(58)
Preferred dividend of Series D Preferred Shares	(339)	-	-	-	-
Allocation of earnings to Series B-1 Preferred Shares	(61)	(170)	(11)	(72)	-
Allocation of earnings to Series C Preferred Shares	(35)	(82)	(39)	(55)	(20)
FFO applicable to Common Shares - Basic	$16,186	$17,778	$12,319	$11,966	$8,259
Weighted-average Common Shares	33,027	32,949	32,573	27,079	27,023
FFO Per Common Share - Basic	$0.49	$0.54	$0.38	$0.44	$0.31

Diluted
Funds from operations	$17,030	$18,089	$12,427	$12,152	$8,337
Preferred dividend of Series C Preferred Shares	(409)	(59)	(58)	(59)	-
Preferred dividend of Series D Preferred Shares	(339)
Allocation of earnings to Series B-1 Preferred Shares	(61)	(170)	(11)	(72)	-
Allocation of earnings to Series C Preferred Shares	(35)	(82)	(39)	(55)	-
FFO applicable to Common Shares	$16,186	$17,778	$12,319	$11,966	$8,337

Weighted-average Common Shares	33,027	32,949	32,573	27,079	27,023
Stock options	-	-	1	2	3
Convertible Series C Preferred Shares	-	-	-	-	257
Diluted weighted-average Common Shares	33,027	32,949	32,574	27,081	27,283
FFO Per Common Share - Diluted	$0.49	$0.54	$0.38	$0.44	$0.31

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited)

	Years Ended December 31,
	2011	2010	2009
Cash flows from operating activities
Net income (loss)	$11,747	$17,365	$(83,330)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization (including amortization
of deferred financing costs)	9,412	6,988	7,504
Amortization of lease intangibles	4,472	3,033	4,771
Straight-lining of rental income	(2,076)	212	(1,280)
Loan discount accretion	(13,401)	(8,782)	(1,021)
Discount accretion received in cash	13,290	-	-
(Earnings) loss of preferred equity investments	(338)	(338)	2,758
Distributions of income from preferred equity investments	571	340	2,373
Loss of equity investments	12,919	2,007	103,092
Distributions of income from equity investments	12,696	5,270	2,784
Restricted cash held in escrows	1,431	1,167	(1,824)
Gain on sale of securities carried at fair value	(123)	(558)	(5,416)
Unrealized gain on securities carried at fair value	(2,788)	(5,060)	(17,862)
Gain on sale of assets held for sale	(392)	-	-
Gain on sale of loan securitites carried at fair value	-	(469)	-
Unrealized gain on loan securities carried at fair value	(2,738)	(5,011)	-
Impairment loss on real estate loan available for sale	-	-	203
Impairment loss on investments in real estate	7,600	2,720	10,000
Gain on sale of equity investments	(207)	-	-
(Gain) loss on extinguishment of debt	(9,258)	-	(7,138)
Settlement income	(5,868)	-	-
Gain on consolidation of property	(818)	-	-
Provision for loss on loan receivable	-	-	2,152
Tenant leasing costs	(2,791)	(2,996)	(2,191)
Bad debt (recovery) expense	377	(643)	340
Net change in interest receivable	37	(361)	(74)
Net change in accounts receivable	(616)	2,363	-
Net change in accounts payable and accrued liabilities	1,714	2,365	(873)
Net cash provided by operating activities	34,852	19,612	14,968

Cash flows from investing activities
Issuance and acquisition of loans receivable	(67,619)	(122,301)	(31,514)
Investments in real estate	(10,719)	(23,484)	(2,522)
Investment in equity investments	(151,219)	(25,632)	(3,358)
Investment in preferred equity investment	(7,564)	-	(487)
Return of capital distribution from equity investments	31,890	9,625	118
Investment in real estate loan available for sale	-	-	(35,000)
Return of capital distribution from securities carried at fair value	-	181	-
Purchase of securities carried at fair value	(19,321)	(13,222)	(33,115)
Proceeds from sale of assets held for sale	3,629	1,750	-
Proceeds from settlement	5,803	-	-
Proceeds from preferred equity investments	-	-	145
Proceeds from sale of equity investments	6,000	-	-
Proceeds from sale of real estate loan available for sale	-	-	34,797
Proceeds from sale of securities carried at fair value	26,408	31,249	39,015
Proceeds from sale of available for sale securities	-	205	-
Proceeds of loan securities at maturity	8,748	2,272	-
Proceeds from sale of loans receivable	-	12,876	-
Restricted cash held in escrows	3,160	(1,508)	2,668
Collection of loans receivable	70,289	15,064	11,467
Cash from foreclosure on properties	-	275	-
Net cash used in investing activities	(100,515)	(112,650)	(17,786)

		(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited, continued)

	Years Ended December 31,
	2011	2010	2009
Cash flows from financing activities
Proceeds from mortgage loans payable	$32,494	$-	$49
Proceeds from loan payable	-	-	19,818
Payment of loan payable	-	-	(19,818)
Proceeds from revolving line of credit	67,324	25,450	35,000
Payment of revolving line of credit	(52,774)	-	(35,000)
Principal payments of mortgage loans payable	(72,574)	(10,199)	(6,229)
Restricted cash held in escrows	89	1,520	4,004
Payments of note payable	-	-	(9,800)
Deferred financing costs	(788)	(252)	(61)
Contribution from non-controlling interest	1,349	1,431	979
Distribution to non-controlling interest	(356)	(354)	(843)
Issuance of Common Shares under Dividend Reinvestment Plan	2,760	2,401	1,615
Issuance of Common Shares through offering	61,386	66,774	40,168
Issuance of Preferred Shares	38,378	-	-
Dividend paid on Common Shares	(19,496)	(14,573)	(17,809)
Dividend paid on Series C Preferred Shares	(624)	(396)	-
Dividend paid on Series D Preferred Shares	(339)	-	-
Redemption of Series B-1 Preferred Shares	(21,400)	-	(2,000)
Redemption of Series C Preferred Shares	(3,221)	-	-
Proceeds from secured financing	29,150	-	-
Net cash provided by financing activities	61,358	71,802	10,073

Net increase (decrease) in cash and cash equivalents	(4,305)	(21,236)	7,255
Cash and cash equivalents at beginning of period	45,257	66,493	59,238
Cash and cash equivalents at end of period	$40,952	$45,257	$66,493

Supplemental Disclosure of Cash Flow Information
Interest paid	$16,246	$14,240	$16,324
Taxes paid	$396	$133	$220

Supplemental Disclosure on Non-Cash Investing and Financing Activities
Dividends accrued on Common Shares	$5,396	$4,392	$3,311
Dividends accrued on Series C Preferred Shares	$-	$39	$147
Capital expenditures accrued	$1,840	$1,046	$201
Distribution from equity investment	$-	$-	$161
Redemption of Series B-1 Preferred Shares	$-	$-	$(17,081)
Deposit on redemption of Series B-1 Preferred Shares	$-	$-	$17,081
Transfer from preferred equity investments	$5,821	$-	$41,823
Transfer from (to) loans receivable	$(6,534)	$-	$15,805
Transfer to equity method investments	$(7,509)	$-	$(57,628)
Transfer to investments in lease intangibles	$(12,904)	$(3,204)	$-
Transfer to investments in real estate	$(52,778)	$(41,425)	$-
Transfer to below market lease intangibles	$1,005	$125	$-
Assumption of mortgage loan on investment in real estate	$49,091	$23,875	$-
Transfer from loan securities	$662	$-	$-

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Investments in Real Estate
Land	$36,495	$36,495	$36,495	$36,495	$37,142
Buildings and improvements
Buildings	297,223	249,789	251,632	251,632	252,625
Building improvements	13,679	11,435	12,824	12,358	11,841
Furniture and Fixtures	1,849	1,842	827	815	815
Tenant improvements	14,586	10,052	8,681	8,266	6,076
	363,832	309,613	310,459	309,566	308,499
Accumulated depreciation and amortization	(44,556)	(42,262)	(40,168)	(38,084)	(36,232)
Total Investments in Real Estate	$319,276	$267,351	$270,291	$271,482	$272,267

Accounts Receivable
Straight-line rent receivable	$10,805	$9,666	$9,438	$9,075	$8,729
Other	5,335	2,714	4,672	3,459	3,673
Total Accounts Receivable	$16,140	$12,380	$14,110	$12,534	$12,402

Securities Carried at Fair Value
REIT Preferred Shares	$4,277	$4,222	$4,333	$10,547	$28,547
REIT Common Shares	24,579	2,430	3,280	4,148	4,485
Total Securities Carried at Fair Value	$28,856	$6,652	$7,613	$14,695	$33,032

Equity Investments
So-Cal Office Loan Portfolio (31 Loans)	$72,626	$-	$-	$-	$-
Vintage Housing Holdings (27 Properties)	29,887	30,513	25,452	-	-
Marc Realty Portfolio (9 Properties)	27,145	43,419	43,735	62,493	62,150
Sealy Ventures Properties (3 Properties)	11,348	14,382	10,798	10,444	11,904
One South Center / Elad	10,150	-	-	-	-
Riverside Plaza (Retail Loan)	7,883	7,883	7,883	7,883	7,883
FII Co-Invest	1,800	1,800	-	-	-
RE-CDO Management	1,296	1,273	1,250	-	-
Lakeside/Eagle	7	9	9	17,837	-
LW SOFI (Sofitel Hotel Loan)	-	6,877	6,022	-	-
46th Street Gotham (Gotham Hotel Loan)	-	-	20	7,949	-
Total Equity Investments	$162,142	$106,156	$95,169	$106,606	$81,937

Preferred Equity Investments
180 North Michigan (Marc Realty)	$4,020	$3,999	$4,118	$4,034	$4,010
450 West 14th Street (High Line)	-	7,903	6,037	-	-
Vintage at Tacoma	1,500	1,500	-	-	-
Total Preferred Equity Investments	$5,520	$13,402	$10,155	$4,034	$4,010

Non-Controlling Interests
Westheimer (Houston, TX)	$10,973	$10,648	$10,340	$10,053	$9,780
River City / Marc Realty (Chicago, IL)	3,346	3,411	3,442	3,458	3,280
One East Erie/ Marc Realty (Chicago, IL)	504	461	503	497	557
1050 Corporetum / Marc Realty (Lisle, IL)	171	215	253	278	322
Deer Valley / Fenway (Deer Valley, AZ)	189	165	154	153	137
450 West 14th Street (High Line)	4,847	-	-	-	-
So-Cal Office Loan Portfolio	1,004	-	-	-	-
Total Non-Controlling Interests	$21,034	$14,900	$14,692	$14,439	$14,076

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets for all periods presented (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, except for per share data, Unaudited)

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Debt
Mortgage loans payable	$230,940	$185,622	$210,751	$212,155	$230,443
Series B-1 Preferred Shares	-	21,300	21,300	21,300	21,300
KeyBank line of credit	40,000	-	-	33,875	25,450
Secured financing	29,150	15,150	15,150	15,150	-
Total Debt	300,090	222,072	247,201	282,480	277,193

Preferred Shares
Series C Cumulative Convertible Redeemable Preferred Shares	-	3,221	3,221	3,221	3,221

Equity
Series D Cumulative Redeemable Preferred Shares	40,000	-	-	-	-
Common Shares	347,802	364,776	359,649	299,251	295,771
Non-controlling ownership interests	21,034	14,900	14,692	14,439	14,076
Total Equity	408,836	379,676	374,341	313,690	309,847

Total Capitalization	$708,926	$604,969	$624,763	$599,391	$590,261

Common Dividend Per Share
December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

$0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Cash and cash equivalents	$40,952	$66,777	$51,344	$21,240	$45,257
Securities carried at fair value	28,856	6,652	7,613	14,695	33,032
Available under line of credit	10,000	50,000	50,000	16,125	9,550
Total Liquidity and Credit Facility	$79,808	$123,429	$108,957	$52,060	$87,839

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
December 31, 2011
(In thousands, except square footage, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 15-16, Consolidated Property Data on pages 19-20, and Equity Investment Property Data on pages 21-22.

Cash	Amount

Cash and cash equivalents	$40,952

REIT Securities	Cost	Fair Value

REIT Preferred shares	$2,067	$4,277
REIT Common shares	21,492	24,579

Loan Assets, Loan Securities & Loan Equity Investments, with Expected Repayment	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value		Extended Maturity Date
Magazine - Mezzanine Loan	Multi Family	Libor + 1.23%	17,525	18,786	20,000		07/09/12
160 Spear - B Note	Office	9.75%	3,410	11,468	15,000	(1)	06/09/13
160 Spear - Mezzanine Loan	Office	15.00%	4,800	4,800	4,800		06/09/13
Hotel Wales - Whole Loan	Hotel	Libor + 4%	20,000	20,000	20,000	(1)	10/05/13
Legacy Orchard -Corporate Loan	Corporate Loan	15.00%	9,750	9,750	9,500		10/31/14
Rennaisance - Mezzanine Loan	Retail / Multi Family	Libor + 12%	3,000	3,000	3,000		01/01/15
San Marbeya - Whole Loan	Multi Family	5.88%	26,351	26,351	30,466		01/01/15
Rockwell - Mezzanine Loan	Industrial	12.00%	246	260	1,493		05/01/16
29 East Madison - Mezzanine Loan	Office	8.00%	4,028	4,028	4,000		05/31/16
500-512 Seventh Ave - B Note	Office	7.19%	9,563	9,931	11,400		07/11/16
180 North Michigan - Mezzanine Loan	Office	8.50%	2,930	2,930	2,930		12/31/16
Wellington Tower - Mezzanine Loan	Mixed use	6.79%	2,351	2,549	3,501		07/11/17
WBCMT Series 2007 Tranche L - CMBS	Hotel	Libor + 1.75%	161	68	1,130		06/09/12
2600 West Olive - Rake Bonds	Office	Libor+0.65% to 1.60%	1,500	5,275	6,364		02/29/13

(1) Amount represents Borrowers Discounted Payoff Option amount.

Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value	Extended Maturity Date

Riverside -B Note - 50 % Owned Equity Inv	Retail	12.00%	15,600	15,600	15,600	12/01/12
So-Cal Office - C Note - 73% Owned Equity Inv	Office	Libor + 3.1%	96,969	96,969	117,896	08/09/12

Amounts shown represent 100% of the investment at the venture level.

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA(Continued)
December 31, 2011
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance

Deer Valley, AZ	97%	Office	82,000	$11,515	$140	$-	(1)
Englewood, CO (Crossroads I)	100%	Office	118,000	8,182	69	-	(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	10,678	90	-	(1)
Meriden, CT (Newbury Apartments)	100%	Multi-Family	180 Units	25,254	140,300	13,590

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Cost Basis before Accum Depreciation	Cost per Square Foot	Debt Balance

Atlanta, GA	100%	Retail	61,000	4,638	$76	-	(1)
Denton, TX	100%	Retail	46,000	2,744	60	-	(1)
Greensboro, NC	100%	Retail	46,000	3,801	83	-	(1)
Louisville , KY	100%	Retail	47,000	3,098	66	-	(1)
Memphis, TN	100%	Retail	44,000	1,397	32	-	(1)
Seabrook, TX	100%	Retail	52,000	2,012	39	-	(1)
Amherst, NY	100%	Office	200,000	19,618	98	15,682
Andover, MA	100%	Office	93,000	8,328	90	-	(1)
Chicago, IL (One East Erie / Marc Realty)	80%	Office	126,000	25,814	205	20,522
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,264	64	8,900
Houston, TX (Westheimer)	8%	Office	614,000	69,543	113	56,423
Indianapolis, IN (Circle Tower)	100%	Office	111,000	8,546	77	4,169
Lisle, IL (550 Corporetum)	100%	Office	169,000	21,454	127	5,753
Lisle, IL (Arboretum)	100%	Office	67,000	6,162	92	1,657
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,045	75	5,600
New York, NY	var	Office	105,000	55,457	528	49,585
Orlando, FL	100%	Office	257,000	17,290	67	38,132
Plantation, FL	100%	Office	120,000	12,935	108	10,927
South Burlington, VT	100%	Office	54,000	3,407	63	-	(1)
Jacksonville, FL	100%	Warehouse	580,000	12,341	21	-	(1)
Churchill, PA	100%	Mixed Use	826,000	9,309	11	-
(1) These properties collateralize our revolving line of credit.

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA(Continued)
December 31, 2011
(In thousands, except square footage / units, Unaudited)

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Equity Investment Carrying Amount

Marc Realty (9 Equity Investments)	Var	Office	1,407,000	$27,145
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	11,348
Vintage Housing Holdings	75%	Multi- Family	4,167 Units	29,887

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Preferred Equity Investment Carrying Amount

180 North Michigan	70%	Office	229,000	4,020
Vintage Housing Holdings	75%	Multi-Family	Under construction	1,500

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Preferred shares	$2,067	$4,277	$2,067	$4,222	$2,067	$4,333	$5,646	$10,547	$15,757	$28,547
REIT Common shares	21,492	24,579	2,935	2,430	2,935	3,280	2,935	4,148	3,590	4,485
Total securities carried at fair value	$23,559	$28,856	$5,002	$6,652	$5,002	$7,613	$8,581	$14,695	$19,347	$33,032

Securities carried at fair value are comprised of REIT preferred shares and common shares for which the Trust has elected the fair value option.

	Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Net unrealized gain (loss)	$3,552	$(1,036)	$(689)	$3,699	$2,198

Net realized gain (loss)	$(8)	$-	$7	$124	$439

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location	Position		Interest Rate (1)	Carrying Amount (2) December 31, 2011	Par Value		Maturity Date (3)	Senior Debt (4)
Loans Receivable

Magazine	Jun 2011	Multi Family	Florida	Mezzanine		Libor + 1.23%	$ 18,805	$20,000		07/09/12	$ 120,000
160 Spear	Jun 2009	Office	San Francisco, CA	B Note		9.75% (5)	11,555	15,000	(6)	06/09/13	35,000
160 Spear	Various	Office	San Francisco, CA	Mezzanine		15.00%	4,846	4,800		06/09/13	50,000
Hotel Wales	Oct 2011	Hotel	New York, NY	Whole Loan		Libor + 4.0% (7)	20,101	20,000		10/05/13	-
Legacy Orchard	Oct 2010	Corporate Loan	n/a	Corporate Loan		15.00%	9,750	9,750	(6)	10/31/14	-
Renaissance Walk	Dec 2011	Retail/ Multi Family	Atlanta, GA	Mezzanine		Libor + 12.0% (8)	3,000	3,000		01/01/15	4,000
San Marbeya	Jul 2010	Multi Family	Tempe, AZ	Whole		5.88%	26,501	30,466		01/01/15	-
Rockwell	Aug 2010	Industrial	Shirley, NY	Mezzanine		12.00%	275	1,493		05/01/16	16,766
29 East Madison	Jun 2011	Office	Chicago, IL	Mezzanine		8.00%	4,028	4,000		05/31/16	10,494
500-512 7th Ave	Jul 2010	Office	New York, NY	B Note		7.19%	9,979	11,400		07/11/16	244,887
180 N. Michigan	Various	Office	Chicago, IL	Mezzanine (9)		8.50%	2,930	2,930		12/31/16	17,601
Wellington Tower	Dec 2009	Mixed use	New York, NY	Mezzanine		6.79%	2,563	3,501		07/11/17	22,500
					Total Loans Receivable		$ 114,333	$ 126,340
Loan Securities Carried at Fair Value
WBCMT 2007	Dec 2009	Hotel	Various	CMBS		Libor + 1.75%	$ 34	$ 1,267		06/09/12	$ 1,351,667
West Olive	Dec 2009	Office	Burbank, CA	Rake Bonds		(10)	5,275	6,364		02/28/13	15,666
					Total Loan Securities Carried at Fair Value		$ 5,309	$ 7,631
Equity Investment Loan Assets (11)
Riverside Plaza	Jun 2010	Retail	Riverside, CA	B Note	(12)	12.00%	$ 7,883	$ 7,800		12/01/12	$ 54,400
So-Cal Office Portfolio	Nov 2011	Office	Southern. CA	C Note	(12)	Libor + 3.10%	72,626	86,064		08/09/12	678,797
					Total Loan Assets of Equity Investments		$ 80,509	$ 93,864

Preferred Equity Investment Loan Assets
180 N. Michigan	Jul 2008	Office	Chicago, IL	Preferred Equity		8.50%	$ 4,020	$ 3,923		---	$ 21,798
Vintage Housing	Jun 2011	Multi Family	Southern. CA	Preferred Equity		12.00%	1,500	86,064		---	-
						Total Preferred Equity	$ 5,520	$ 89,987
								Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited, Continued)

Notes to Schedule of Loan Assets
(1)
Represents contractual interest rates without giving effect to loan discount and accretion. The stated interest rate may be significantly different than the Trust's effective interest rate on certain loan investments.

(2)	Carrying amount of loans receivable includes accrued interest of $500,000 and cumulative accretion of $9,914,000 at December 31, 2011.
(3)	Maturity dates presented are after giving effect to all contractual extensions.
(4)	Senior Debt indicates debt which is secured by the underlying property which is senior to our loan.
(5)
The Trust holds a B note in this loan.  Interest on the B note equals the difference between (i) interest on the entire outstanding loan principal balance ($73,796 at December 31, 2011) at a rate of 6.48215% per annum less (ii) interest payable on the outstanding principal balance of the A note ($35,000 at December 31, 2011) at a rate of 9.75% per annum.  As a result, the effective yield on the Trust’s $3,410 cash investment is 40.8%.

(6)	Amount of Par Value is presented at the borrowers discounted payoff option (DPO) amount.
(7)	Libor floor of 3%.
(8)	Libor floor of 2%.
(9)	Represents a tenant improvement and capital expenditure loan collateralized by a subordinate mortgage on the ownership interest in the property owner.
(10)	Ranges from Libor + 0.65% to Libor + 1.60%.
(11)	Does not include our equity interests in Concord, RE CDO Management and WRT-Elad which invested in Sullivan Center which closed in 2012.
(12)	The loan asset carrying amount presented is at Winthrop's ownership in the loan balance.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Rents and reimbursements
Minimum rent	$9,475	$9,722	$9,666	$9,624	$9,064
Deferred rents (straight-line)	1,140	227	363	346	166
Recovery income	967	976	1,274	1,147	851
Less:
Above and below market rents	106	113	126	128	156
Lease concessions and abatements	(113)	(197)	(195)	(259)	(160)
Total rents and reimbursements	11,575	10,841	11,234	10,986	10,077

Rental property expenses
Property operating	3,754	3,535	3,987	4,045	3,089
Real estate taxes	1,096	1,108	1,087	1,255	530
Total rental property expenses	4,850	4,643	5,074	5,300	3,619

Net operating income (1)
from consolidated properties	$6,725	$6,198	$6,160	$5,686	$6,458

(1) See definition of non-GAAP measure of Net Operating Income on page 32 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST, DIVIDENDS AND DISCOUNT ACCRETION
 (In thousands)
(Unaudited)

	Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Interest, Dividends and Discount Accretion by Business Segment:
Loan Assets	$4,867	$5,417	$4,976	$9,214	$4,989
REIT Securities	322	86	118	458	392
Total Interest, Dividends and Discount Accretion	$5,189	$5,503	$5,094	$9,672	$5,381

Interest, Dividends and Discount Accretion Detail:
Interest on loan assets	$2,633	$3,043	$2,687	$2,710	$2,294
Accretion of loan discount	2,234	2,374	2,289	6,504	2,695
Interest and dividends on REIT securities	322	86	118	458	392
Total Interest, Dividends and Discount Accretion	$5,189	$5,503	$5,094	$9,672	$5,381

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
December 31, 2011 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis	Cost per Sq Ft	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$ 16,632	$ 83	Fee	$15,682	10/2013 5.65%

Andover, MA	2005	100%	93,000	100%	PAETEC Comm. (2022/2037)	93,000	7,180	77	Fee	(1)	(1)

Chicago, IL (One East Erie / Marc Realty)	2005	80%	126,000	83%	The Gettys Group (2012/2016)	13,000	21,513	171	Fee	20,522	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000

Chicago, IL (River City / Marc Realty)	2007	60%	253,000	72%	Bally Total Fitness (2013/2021)	55,000	14,709	58	Fee	8,900	04/2012 6.25%
					ITAV (2024/2029)	35,000
					MFS/Worldcom(2019/2023)	61,000

Deer Valley, AZ	2010	96.5%	82,000	96%	United Healthcare (2017/2027)	42,000	10,839	132	Fee	(1)	(1)
					Premier Research Group (2016/2026)	13,800
					Southwest Desert Cardiology (2022 / 2037)	9,200

Englewood, CO Crossroads I	2010	100%	118,000	57%	RGN-Denver LLC (2015/ 2025)	17,000	7,831	66	Fee	(1)	(1)

Englewood, CO Crossroads II	2010	100%	118,000	87%	TIC Holdings (2019 / 2044)	75,000	10,330	88	Fee	(1)	(1)

Houston, TX	2004	8%	614,000	100%	Spectra Energy (2018/2028)	614,000	58,481	95	Fee	56,423	04/2016 6.34%

Indianapolis, IN (Circle Tower)	1974	100%	111,000	83%	No Tenants Over 10%	-	4,991	45	Fee	4,169	04/2015 5.82%

Lisle, IL	2006	100%	169,000	61%	United Healthcare (2014/ n/a)	41,000	18,911	112	Fee	5,753	10/2014 Libor + 2.5%

Lisle, IL	2006	100%	67,000	17%	ABM Janitorial (2012/2014)	11,000	5,239	78	Fee	1,657	10/2014 Libor + 2.5%

Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,590	66	Fee	5,600	03/2017 5.55%

New York, NY (450 West 14th St)	2011	var	105,000	70%	Fast Retailing (2026/2036)	23,000	55,231	526	Ground Lease	49,585	05/2016 Libor + 2.5%
					Alice + Olivia (2021/2031)	22,000
					Access Industries (2021/2031)	14,000

Orlando, FL	2004	100%	257,000	100%	Siemens Real Estate, Inc. (2017/2042)	257,000	14,210	55	Ground Lease	38,132	07/2017 6.40%

Plantation, FL	2004	100%	120,000	100%	AT&T Service, Inc. (2020/2035)	120,000	11,344	95	Fee	10,927	04/2018 6.48%

South Burlington, VT	2005	100%	54,000	100%	Fairpoint Comm. (2014/2029)	54,000	2,922	54	Ground Lease	(1)	(1)

Subtotal - Office			2,541,000				263,953			217,350
									(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
December 31, 2011(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis	Cost per Square Foot or Unit	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$ 3,812	$ 62	Ground Lease	(1)	(1)

Denton, TX	2004	100%	46,000	64%	Diesel Fitness (2012)	29,000	2,459	53	Fee	(1)	(1)

Greensboro, NC	2004	100%	46,000	100%	The Kroger Co. (2017/2037)	46,000	3,124	68	Ground Lease	(1)	(1)

Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,612	56	Fee	(1)	(1)

Memphis, TN	2004	100%	44,000	100%	The Kroger Co. (2015/2040)	44,000	1,262	29	Fee	(1)	(1)

Seabrook, TX	2004	100%	52,000	100%	The Kroger Co. (2015/2040)	52,000	1,763	34	Fee	(1)	(1)

Subtotal Retail			296,000				15,032
Other
Warehouse
Jacksonville, FL	2004	100%	580,000	100%	Football Fanatics (2015/2024)	558,000	10,483	18	Fee	(1)	(1)

Mixed Use
Churchill, PA (3)	2004	100%	826,000	19%	n/a	-	5,555	7	Fee	-	-

Residential
Meriden, CT	2010	100%	180 units	91%	n/a	n/a	24,253	n/a	Fee	13,590	10/2014 Libor + 2.5%

Subtotal - Other			1,406,000				40,291
Total Consolidated Properties			4,243,000				$ 319,276			$ 230,940

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

Notes to Consolidated Properties - Selected Data
(1) These properties collateralize our revolving line of credit.
(2)     The Amherst, New York office property represents two separate buildings.  The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment.  Effective October 31, 2013, legal title to the ground will vest with us.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA
December 31, 2011
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance(1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investment Operating Properties
30 North Michigan, Chicago, IL	2005	50%	221,000	88%	No tenants over 10%	-	$ 10,049	Fee	$ 12,723	08/2014 5.99%

223 West Jackson, Chicago, IL	2005	50%	168,000	67%	No tenants over 10%	-	7,679	Fee	7,356	06/2012 6.92%

4415 West Harrison, Hillside, IL (High Point)	2005	50%	192,000	57%	North American Medical Mgmt (2015/2020)	20,400	2,441	Fee	4,516	12/2015 5.62%

2000-60 Algonquin, Shaumburg, IL (Salt Creek)	2005	50%	101,000	67%	Familia Development (2015/2020)	10,300	-	Fee	(2)	02/2013 Libor + 2.75%

1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	87%	No tenants over 10%	-	2,047	Fee	5,632	09/2015 Libor + 3% (3)

2720 River Rd, Des Plains, IL	2005	50%	108,000	86%	No tenants over 10%	-	1,000	Fee	2,433	10/2012 6.095%

3701 Algonquin, Rolling Meadows, IL	2005	50%	193,000	79%	ISACA (2018/2024)	29,600	250	Fee	9,864	02/2013 Libor + 2.75%
					Relational Funding (2013/ n/a)	27,400

2205-55 Enterprise, Westchester, IL	2005	50%	130,000	90%	Consumer Portfolio (2014/2019)	18,900	2,679	Fee	(2)	02/2013 Libor + 2.75%
					UroPartners LLC (2015/ n/a)	14,500

900-910 Skokie, Northbrook, IL (Ridgebrook)	2005	50%	119,000	88%	MIT Financial Group (2016/ n/a)		1,000	Fee	5,343	07/2016 Libor + 2.75%

Total Marc Realty Portfolio			1,407,000				$ 27,145		$ 59,159
Sealy Venture Portfolio - Equity Investment Operating Properties
Atlanta, GA (Northwest Atlanta)	2006	60%	472,000	77%	Original Mattress (2020/2025)	57,000	$ 8,537	Fee	$ 13,955	09/2015 Libor +5.35% (4)

Atlanta, GA (Newmarket)	2008	68%	470,000	52%	No tenants over 10%	-	2,811	Fee	37,000	11/2016 6.12%

Nashville, TN (Airpark)	2007	50%	1,155,000	83%	No tenants over 10%	-	-	Fee	74,000	05/2012 5.77%

Total - Sealy Venture Portfolio			2,097,000				$ 11,348		$ 124,955

								(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
December 31, 2011
(Unaudited)

Description and Location		Year Acquired	Units	(**) % Leased	Ownership of Land
Vintage Housing Portfolio - Equity Investment Operating Properties (5)
Vintage at Bend	Bend, OR	2011	106	97%	Fee

Bouquet Canyon Seniors	Santa Clarita, CA	2011	264	98%	Fee

Vintage at Bremerton	Bremerton, WA	2011	143	94%	Fee

Vintage at Burien	Burien, WA	2011	101	100%	Ground Lease

Vintage at Chehalis	Chehalis, WA	2011	150	95%	Fee

Elk Creek Apartments	Sequim, WA	2011	138	96%	Fee

Vintage at Everett	Everett, WA	2011	259	94%	Fee

Falls Creek Apartments	Couer d' Alene, ID	2011	170	94%	Fee

Forest Creek Apartments	Spokane, WA	2011	252	92%	Fee

Hamilton Place Seniors	Bellingham, WA	2011	94	97%	Fee

Heritage Place Apartments	St. Ann, MO	2011	113	96%	Fee

Holly Village Apartments	Everett, WA	2011	149	98%	Fee

Larkin Place Apartments	Bellingham, WA	2011	101	94%	Fee

Vintage at Mt. Vernon	Mt. Vernon, WA	2011	154	97%	Fee

Vintage at Napa	Napa, CA	2011	115	100%	Fee

Vintage at Richland	Richland, WA	2011	150	97%	Fee

Rosecreek Senior Living	Arlington, WA	2011	100	96%	Fee

Vintage at Sequim	Sequim, WA	2011	118	98%	Fee

Silver Creek Apartments	Pasco, WA	2011	242	96%	Fee

Vintage at Silverdale	Silverdale, WA	2011	240	94%	Fee

Vintage at Spokane	Spokane, WA	2011	287	95%	Fee

Seven Hills/ St Rose	Henderson, NV	2011	244	98%	Fee

Twin Ponds Apartments	Arlington, WA	2011	134	98%	Fee

Vintage at Vancouver	Vancouver, WA	2011	154	99%	Fee

Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	189	95%	Fee
Total - Vintage Housing Portfolio			4,167	units

			(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
December 31, 2011
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	($000's) Equity Investment	($000's) Debt Balance (1)
Equity Investment Operating Properties
Marc Realty Portfolio (from Page 21)	see above		1,047,000	$ 27,145	$ 59,159	(6)
.
Sealy Portfolio (from Page 21)	see above		2,097,000	11,348	124,955	(6)

Vintage Portfolio (from page 22)	see above		4,167 units	29,887	218,533	(6)

Total Equity Investment Operating Properties				68,380	402,647

Loan Asset Equity Investments
WRT-ROIC Riverside LLC	2010	50%		7,883

WRT-ROIC Lakeside Eagle LLC	2011	50%		7

WRT-SoCal Lender LLC	2011	73%		72,626

FII Co-Invest LLC	2011	28%		1,800

Sullivan Center	2011	50%		10,150

Other Equity Investment
RE CDO Management	2011	50%		1,296

Total Equity Investments				$ 162,142

(**) Occupancy rates include all signed leases including space undergoing tenant improvements
Notes to Equity Investments - Selected Data
(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)
Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $11,292 which is included in total debt balance. There is an interest rate floor of 4.25%.

(3)	An interest rate swap agreement with a notional amount of $5,632 effectively converts the interest rate to a fixed rate of 4.78%.
(4)	An interest rate cap was purchased that caps Libor at 1%.
(5)
The Vintage equity investment of $29,887 represents a 75% interest in Vintage Housing Holdings LLC, an entity which owns the general partnership interest listed above.  The investment basis is not specifically allocated among the various lower tier partnerships. In addition, Vintage Housing Holdings LLC owns receivables and advances in two other partnerships.

(6)	See Equity Investments debt details on pages 28 and 29.

WINTHROP REALTY TRUST
PREFERRED EQUITY INVESTMENTS – SELECTED DATA
December 31, 2011
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease / Options Exp)	Major Tenants' Sq Footage	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate

Preferred Equity Investmens

180 North Michigan Chicago, IL (Marc Realty)	2008	70%	229,000	85%	No tenants over 10%		4,020	Fee	17,601	03/2013 Libor+ 1.5% (2)

Vintage Housing Holdings Tacoma, Washington	2011	75%	Under Construction				1,500

							$ 5,520

(**) Occupancy rates include all signed leases including space undergoing tenant improvements

Notes to Preferred Equity Investments - Selected Data
(1) Debt balance shown represents 100% of the debt encumbering the properties.
(2) An interest rate swap agreement with a notional amount of $17,725 effectively converts the interest rate to a fixed rate of 4.55%.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
Year Ended December 31, 2011
 (In thousands, except for Square Footage, Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Impairment	Depreciation & Amortization	(Income) Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	6	296,000	$ 1,371	$ 52	$ 40	$ 1,279	$ -	$ -	$ 381	$ -	$ 898
Office	100.0%	10	1,307,000	16,463	4,617	1,393	10,453	5,447	3,000	5,466	-	2,540
Other	100.0%	2	1,406,000	6,919	5,976	1,306	(363)	1,339	4,600	1,851	-	(8,153)
		18	3,009,000	24,753	10,645	2,739	11,369	6,786	7,600	7,698	-	(4,715)
Partially Owned Consolidated Properties
Chicago, IL (One East Erie/Marc Realty)	80.0%	1	126,000	4,910	1,352	754	2,804	1,217	-	850	148	589
Chicago, IL (River City/Marc Realty)	60.0%	1	253,000	3,808	2,173	685	950	616	-	842	(203)	(305)
Houston, TX (Multiple LP's)	8.0%	1	614,000	7,853	15	-	7,838	3,672	-	2,793	1,193	180
Lisle, IL (Marc Realty)	60.0%	1	54,000	821	316	90	415	327	-	152	(25)	(39)
New York, NY (450 W 14th St)	Var	1	105,000	921	327	67	527	293	-	351	(303)	186
Deer Valley, Arizona (Deer Valley / Fenway)	96.5%	1	82,000	1,570	493	211	866	-	-	853	-	13
		6	1,234,000	19,883	4,676	1,807	13,400	6,125	-	5,841	810	624
KeyBank mortgage loan interest expense (2)								166
Total Consolidated Properties		24	4,243,000	$ 44,636	$ 15,321	$ 4,546	$ 24,769	$ 13,077	$ 7,600	$ 13,539	$ 810	$ (4,091)
Series B-1 Preferred interest expense (3)								1,427			-
Line of Credit interest expense								667			-
Interest expense related to loan assets								850			-
So-Cal Loan Interest Expense								-			4
Total								$ 16,021			$ 814

(1) See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 32 of the supplemental package.
(2) Represents interest expense on a mortgage loan made by KeyBank collateralized by our various properties.
(3) Represents interest expense (dividends) on our Series B-1 Preferred Shares treated as debt for GAAP purposes.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
Year Ended December 31, 2011
 (In thousands, except for Square Footage, Unaudited)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (2)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT' S Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio (3)	9	1,407,000	31,238	14,868	4,801	11,569	3,803	(215)	(1,428)	8,979	(714)
Sealy Venture Portfolio	3	2,097,000	14,405	3,816	1,559	9,030	11,105	9,084	794	6,215	338
Vintage Portfolio (4)	25	4,167 units	14,955	5,926	225	8,804	3,698	(1,277)	3,587	242	113
Total Equity Investment Operating Properties	37	3,504,000	$ 60,598	$ 24,610	$ 6,585	$ 29,403	$ 18,606	$ 7,592	$ 2,953	$ 15,436	(263)

					Marc Realty Portfolio - Amortization of basis differential (1)						(268)
					Marc Realty Portfolio - Other-than-temporary impairment						(15,764)
					Sealy Venture Portfolio - Other-than-temporary impairment						(5,294)
					WRT-ROIC Riverside - Winthrop's share of net income from equity investment						936
					WRT-ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment						664
					WRT-ROIC 46th Street Gotham-Winthrop's share of net loss from equity investment						621
					LW SOFI - Winthrop's share of net income from equity investment						2,177
					RE CDO Management - Winthrop's share of net income from equity investment						46
					CDH CDO - Winthrop's share of net income from equity investment						480
					Concord Debt Holdings - Winthrop's share of net income from equity investment						3,474
					WRT-SoCal Lender - Winthrop's share of net income from equity Investment						272
					Equity in loss of equity investments						$ (12,919)

(1)  This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities.  The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

(2) See definition of Net Operating Income on page 32 of the supplemental package.
(3) Operating results reflect 12 properties results through May 31, 2011 and 9 properties from June 1, 2011 through December 31, 2011.
(4) Operating results reflect 25 properties' results for the period July 1, 2011 to November 30, 2011.

WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
(In thousands, Unaudited)

Description	Principal Outstanding December 31, 2011	Coupon	2012 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)

Fixed rate debt
Secured fixed rate mortgage loans payable
Chicago, IL / River City	$8,900	6.250%	$8,900	04/2012	$8,900
Amherst, NY	15,682	5.650%	457	10/2013	14,822
Indianapolis, IN / Circle Tower	4,169	5.820%	80	04/2015	3,888
Chicago, IL / Ontario	20,522	5.750%	322	03/2016	19,073
Houston, TX - Note 1	25,000	5.220%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.000%	-	04/2016	8,800
Houston, TX - Note 3	22,623	7.500%	4,371	04/2016	-
Lisle, IL / 1050 Corporetum	5,600	5.550%	56	03/2017	5,189
Orlando, FL	38,132	6.400%	552	07/2017	34,567
Plantation, FL	10,927	6.483%	116	04/2018	10,046
Total fixed rate secured mortgage loans payable /Wtd Avg	160,355	6.145%	14,854		130,285	4.21

Other fixed rate secured financing
Hotel Wales A Note Payable	14,000	4.250%	-	10/2013	14,000
San Marbeya A Participation	15,150	4.850%	-	01/2015	15,150
Total secured financing / Wtd Avg	29,150	4.563%	-		29,150	2.41
Total Fixed Rate Debt/ Wtd Avg	189,505	5.902%	14,854		159,435	3.94

Floating rate debt
New York, NY (450 W 14th St)	49,585	3.500%	-	05/2016	49,585
KeyBank Revolving Line of Credit (Libor + 3%)	40,000	3.240%	-	03/2014	40,000
Meriden, CT / Newbury (Libor + 2.5%, 1% Libor Floor)	13,590	3.500%	-	10/2014	13,590
Lisle, IL / 550-560 Corporetum (Libor + 2.5%, 1% Libor Floor)	5,753	3.500%	-	10/2014	5,753
Lisle, IL / 701 Arboretum (Libor + 2.5%, 1% Libor Floor)	1,657	3.500%	-	10/2014	1,657
Total Floating Rate Debt/ Wtd Avg	110,585	2.741%	-		110,585	3.26

Total Consolidated Debt/Wtd Avg	$300,090	4.737%	$14,854		$270,020	3.68

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY
(In thousands, Unaudited)

	Gross Principal	WRT Share		WRT Share		WRT Share
Description	Principal Outstanding December 31, 2011	Principal Outstanding December 31, 2011	Coupon	2012 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Sealy - Airpark, Nashville, TN	74,000	37,000	5.77%	-	05/01/12	37,000
Sealy - Newmarket, Atlanta, GA	37,000	25,160	6.12%	-	11/01/16	25,160
Marc Realty - 223 West Jackson, Chicago, IL	7,356	3,678	6.92%	3,678	06/01/12	3,574
Marc Realty - 2720 River Road, Des Plains, IL	2,433	1,217	6.10%	1,217	09/12/12	1,165
Marc Realty - 30 North Michigan, Chicago, IL	12,723	6,362	5.99%	199	08/01/14	5,823
Marc Realty - 4415 West Harrision, Hillside, IL	4,516	2,258	5.62%	46	12/01/15	1,615
Marc Realty - 1701 East Woodfield, Shaumburg, IL (1)	5,632	2,816	4.78%	65	09/01/15	2,564
VHH - Bouquet Canyon Seniors (6)	11,375	8,531	6.38%	235	07/01/28	1,781
VHH - Vintage at Chehalis (2) (6)	8,190	6,143	4.66%	77	06/15/40	1,607
VHH - Elk Creek Apartments (6)	7,400	5,550	6.46%	36	11/01/39	2,948
VHH - Falls Creek Apartments (6)	8,389	6,292	6.24%	45	12/01/40	3,207
VHH - Hamilton Place Seniors (6)	163	122	5.88%	44	07/01/14	-
VHH - Heritage Place Apartments (6)	1,816	1,362	8.37%	31	07/19/15	1,239
VHH - Heritage Place Apartments (6)	522	392	1.00%	12	05/01/39	-
VHH - Larkin Place Apartments (6)	42	32	5.92%	27	06/01/12	-
VHH - Vintage at Mt. Vernon (3) (6)	7,500	5,625	4.96%	-	01/15/37	2,258
VHH - Vintage at Mt. Vernon (4) (6)	1,270	953	5.71%	86	01/15/37	-
VHH - Vintage at Napa (6)	6,166	4,625	6.14%	104	06/01/34	-
VHH - Vintage at Silverdale (5) (6)	14,880	11,160	5.73%	155	09/15/39	753
VHH - Twin Ponds Apartments (6)	1,405	1,054	6.20%	82	01/01/38	-
VHH - Vintage at Vancouver (6)	745	559	8.12%	74	01/01/35	-
VHH - Vista Sonoma Seniors Apts (6)	10,304	7,728	6.56%	191	01/01/32	57
Total Fixed Rate Debt/ Wtd Avg	$223,827	$138,619	5.94%	$6,404		$90,751	11.6

Notes to Fixed Rate Debt Schedule:
(1) An interest rate swap agreement with a notional amount of $5,632 effectively converts the interest rate to a fixed rate of 4.78%.
(2) An interest rate swap agreement with a notional amount of $8,190 effectively converts the interest rate to a fixed rate of 4.66%.
(3) An interest rate swap agreement with a notional amount of $7,500 effectively converts the interest rate to a fixed rate of 4.955%.
(4) An interest rate swap agreement with a notional amount of $1,153 effectively converts the interest rate to a fixed rate of 5.706%.
(5) An interest rate swap agreement with a notional amount of $14,670 effectively converts the interest rate to a fixed rate of 5.734%.
(6) Vintage Housing Holdings venture entities, designated as VHH above, has elected a one-month reporting lag, therefore VHH balances are recorded as of November 30, 2011.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY (Continued)
(In thousands, Unaudited)

		Gross Principal	WRT Share		WRT Share		WRT Share
Description	Interest Rate (1), (2)	Principal Outstanding December 31, 2011	Principal Outstanding December 31, 2011	Coupon	2012 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Floating rate debt
Sealy - Northwest Atlanta, Atlanta, GA	LIBOR + 5.35%	13,955	8,373	5.59%	112	09/01/15	7,927
Marc Realty - 900-910 Skokie, Northbrook, IL	LIBOR + 2.75%	5,343	2,672	2.24%	57	07/01/16	252
Marc Realty - 2000-60 Algonquin, Shaumburg, IL (3) (4)
Marc Realty - 2205-55 Enterprise, Westchester, IL (3) (4)	LIBOR + 2.75%	11,292	5,646	4.25%	133	02/20/13	5,501
Marc Realty - 3701 Algonquin, Rolling Meadows, IL (4)	LIBOR + 2.75%	9,864	4,932	4.25%	159	02/22/13	4,759
VHH - Vintage at Bend (5)	SIFMA + 1.21%	5,600	4,200	1.37%	56	12/15/36	343
VHH - Vintage at Bremerton (5)	SIFMA + 1.44%	6,200	4,650	1.60%	98	03/15/33	-
VHH - Vintage at Burien (5)	SIFMA + 1.40%	6,885	5,164	1.56%	87	01/15/38	-
VHH - Vintage at Everett (5)	SIFMA + 1.37%	16,700	12,525	1.57%	185	01/15/38	984
VHH - Forest Creek Apartments (5)	SIFMA + 1.41%	13,680	10,260	1.74%	106	06/15/40	-
VHH - Hamilton Place Seniors (5)	SIFMA + 1.40%	3,590	2,693	1.65%	-	07/01/33	734
VHH - Holly Village Apartments (5)	SIFMA + 1.31%	7,190	5,393	1.47%	118	07/31/32	-
VHH - Larkin Place Apartments (5)	SIFMA + 1.47%	4,825	3,619	1.63%	29	07/01/33	956
VHH - Vintage at Richland (5)	SIFMA + 1.75%	7,535	5,651	1.97%	77	01/15/38	505
VHH - Rosecreek Senior Living (5)	SIFMA + 0.331%	3,382	2,537	2.04%	42	12/31/37	1,683
VHH - Vintage at Sequim (5)	SIFMA + 2.22%	6,379	4,784	1.51%	55	03/01/38	1,100
VHH - Silver Creek Apartments (5)	SIFMA + 1.59%	13,095	9,821	1.75%	139	01/01/18	2,837
VHH - Vintage at Spokane (5)	SIFMA + 1.38%	16,295	12,221	1.53%	105	08/15/40	-
VHH - Seven Hills/ St Rose (5)	SIFMA + 1.51%	14,770	11,078	1.67%	172	10/15/35	348
VHH - Twin Ponds Apartments (5)	SIFMA + 1.385%	5,515	4,136	0.39%	-	01/01/38	4,136
VHH - Vintage at Vancouver (5)	SIFMA + 2.114%	7,725	5,794	0.40%	-	01/01/35	2,415
Total Floating Rate Debt/ Wtd Avg		$179,820	$126,149	2.13%	$1,730		$34,480	19.9
Total Joint Venture Debt/Wtd Avg		$403,647	$264,768	4.12%	$8,134		125,231	15.6

Notes to Floating Rate Debt Schedule:
(1) LIBOR rate used to determine coupon on floating rate debt at December 31, 2011 was 0.295%.
(2) SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index. SIFMA rate used to determine coupon on floating rate debt at November 30, 2011 on the Vintage debt was 0.12%. Each of the Vintage floating rate debt instruments is subject to an interest rate cap ranging from 5.50% and 8.25%.

(3) Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $11,292 and bears interest at LIBOR + 2.75%.
(4) These loans provide for an interest rate floor of 4.25%.
(5) Vintage Housing Holdings, designated as VHH above, has elected a one-month reporting lag, therefore VHH balances are recorded as of November 30, 2011.

WINTHROP REALTY TRUST
Consolidated Properties Lease Expirations Summary
(Unaudited)

Year of Lease Expirations	Net Rentable Square Feet Subject to Expiring Leases	Percentage of Leased Square Footage Represented by Expiring Leases (%)	Annual Contractual Rent Under Expiring Leases ($)	Annual Rent Per Leased Square Foot of Expiring Leases ($)

Consolidated Multi Tenant Operating Properties:
2012	148,000	16.5%	$2,166,000	$14.64
2013	190,000	21.2%	2,354,000	12.39
2014	103,000	11.5%	1,786,000	17.34
2015	81,000	9.0%	1,401,000	17.30
2016	57,000	6.4%	744,000	13.05
Thereafter	318,000	35.5%	4,334,000	13.63

Consolidated Single Tenant Operating Properties:
2012	-	-	$-	$-
2013	200,000	9.0%	2,016,000	10.08
2014	54,000	2.4%	800,000	14.81
2015	696,000	31.3%	1,348,000	1.94
2016	61,000	2.7%	255,000	4.18
Thereafter	1,211,000	54.5%	14,727,000	12.16

(1) Amounts above do not include month-to-month tenants, multi-family properties which generally have one-year lease terms or the Trust's New York Office property, 450 West 14th Street, which was under development and in its lease up phase during 2011.

(2) Annual contractual rent under expiring leases represents base rent charges for the period and does not reflect any straight-line rent adjustments or expense reimbursements.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2011	2011	2011	2011	2010

NOI from consolidated properties (1), (4)	$6,726	$6,197	$6,160	$5,686	$6,452

Less:
Interest expense	(3,899)	(3,546)	(3,963)	(4,613)	(4,249)
Depreciation and amortization	(3,561)	(3,185)	(3,312)	(3,481)	(2,906)
Income attributable to non-controlling interest	37	(318)	(329)	(204)	(293)
WRT share of income (loss) from consolidated properties (2), (4)	(697)	(852)	(1,444)	(2,612)	(996)

Equity in income (loss) of equity investments (3)	(17,259)	2,820	2,875	(1,355)	(679)

Add:
Earnings from preferred equity investments	-	257	158	83	85
Interest, dividends and discount accretion	5,189	5,503	5,094	9,672	5,381
Settlement income	5,868	-	-	-	-
Gain on consolidation of property	818	-	-	-	-
Gain on Extinguishment of debt	744	8,514	-	-	469
Unrealized gain on loan securities carried at fair value	-	-	34	2,813	1,418
Unrealized gain on securities carried at fair value	3,586	-	-	886	-
Gain on loan securities carried at fair value	-	-	7	124	780
Gain on sale of equity investment	-	207	-	-	-
Interest and other income	171	472	443	93	45
Income from discontinued operations	425	-	90	47	143

Less:
Loss from preferred equity investments	(160)	-	-	-	-
Series B-1 Preferred interest expense	(409)	(59)	(58)	(59)	(58)
Income attributable to Series D preferred shares	(339)	-	-	-	-
General and administrative	(3,592)	(2,893)	(2,758)	(2,524)	(2,701)
State and local tax expense	(290)	(12)	(48)	(29)	(27)
Unrealized loss on securities carried at fair value	-	(961)	(723)	-	-
Loss on sale of securities carried at fair value	-	-	-	-	(30)
Impairment loss on investment in real estate	(4,600)	(3,000)	-	-	-
Unrealized loss on loan securities carried at fair value	(34)	(75)	-	-	-
Realized loss on sale of securities carried at fair value	(8)	-	-	-	-
Loss on discontinued operations	-	(134)	-	-	-
Net income attributable to Common Shares	$(10,587)	$9,787	$3,670	$7,139	$3,830

(1) See additional NOI detail on Page 17 of the supplemental package.
(2) See detail for the year ended December 31, 2011 on Page 25 of the supplemental package.
(3) See detail for the year ended December 31, 2011 on Page 26 of the supplemental package.
(4) See definitions for non-GAAP measures on page 32 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Funds From Operations - We have adopted the revised definition of Funds from Operations (“FFO”), adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  Management considers FFO to be an appropriate measure of performance of a REIT.  We calculate FFO by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and adjustment for unconsolidated partnerships and ventures.  Management believes that in order to facilitate a clear understanding of our historical operating results, FFO should be considered in conjunction with net income as presented in the consolidated financial statements included elsewhere herein.  Management considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our calculation of FFO may not be directly comparable to FFO reported by other REITs or similar real estate companies that have not adopted the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.  FFO is not a GAAP financial measure and should not be considered as an alternative to net income (loss), the most directly comparable financial measure of our performance calculated and presented in accordance with GAAP, as an indication of our performance.  FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions.  We believe that to further understand our performance; FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

B-Note - A structured junior participation that is part of a first mortgage loan.

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index.

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE

Analyst	Firm	Contact Information

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com

Craig Mailman	KeyBanc	(917) 368-2316 cmailman@keybanccm.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.